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                                                                   Exhibit 10.33

                                DAVOX CORPORATION

                         AMENDMENT #2 TO TRANSITION AND
                               RETENTION AGREEMENT

AGREEMENT made and entered into this 1st day of April 2002, between DAVOX Corporation ("DAVOX" or the "Company"), a Delaware corporation with a usual place of business at 6 Technology Park Drive, Westford, MA 01886, and Alphonse
M. Lucchese ("Mr. Lucchese").

WHEREAS, Mr. Lucchese and the Board of Directors of the Company have mutually entered into a Transition and retention Agreement effective November 7, 2000, as amended by Amendment #1, effective November 7, 2001 (collectively the "Agreement") as specifically stated herein;

WHEREAS, the Board desires to amend the Agreement as specified herein

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, terms, provisions and conditions set forth in this Transition and Retention Agreement Amendment (the "Amendment #2"), the Company and Mr. Lucchese agree as follows:

     1. All capitalized terms herein shall have the meaning ascribed to each in the Agreement or as specifically set forth herein.

     2. This Amendment will become effective April 1, 2002 and continue until midnight on March 31, 2004 (the "Term").

     3.   Section 5 of the Agreement shall be and is hereby modified as follows:
          Delete Section 5 of the Agreement in its entirety and replace it with the following, "The Company will pay Mr. Lucchese a yearly salary of $75,000 per Davox's standard payroll practices for each yearly period of April 1, 2002 to March 31, 2003 and April 1, 2003 to midnight of March 31, 2004. Until December 31, 2002, or any extension thereof, Mr. Lucchese will be provided, at Company cost, medical and dental coverage, which is the same in all materials respects, as that which he currently holds."

     4. Mr. Lucchese has the right to perform consulting related services to other companies, provided such companies are not direct competitors of Davox.

     5. This Amendment may be signed in one or more counterparts, each of which shall constitute the same instrument.

     6. Integration Clause: The parties agree that the Agreement, Amendment #1 and Amendment #2 are the complete and exclusive statement of the agreement between the parties, which supersedes all prior proposals, understandings and all other agreements, oral or written, between the parties relating to these Agreements. Unless specifically modified herein, the Agreement shall remain unchanged.

AGREED AND APPROVED:

FOR DAVOX CORPORATION:                      FOR ALPHONSE M. LUCCHESE:


/s/ James D. Foy                            /s/ Alphonse M. Lucchese
------------------                          ------------------------
James D. Foy - President & CEO           Alphonse M. Lucchese